UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2012 (September 14, 2012)

GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee		37214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On September 14, 2012, Gaylord Entertainment Company (the “Company”) issued a press release announcing its plans to enter into certain management agreements with respect to several of its attractions with Marriott International, Inc. (“Marriott”). The Company will retain ownership of the attractions managed by Marriott. For the avoidance of doubt, the Company will continue to own and operate the Grand Ole Opry and Ryman Auditorium. The Company’s entry into the management agreements with Marriott is subject to the Company’s completion of its hotel management transfer, which is subject to certain closing conditions, including the approval by the Company’s shareholders of certain proposals that will facilitate the Company becoming a real estate investment trust (“REIT”) at a special meeting of stockholders to be held on September 25, 2012, lender consent to amendments to the Company’s credit facility, and other customary conditions and regulatory approvals. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

This Form 8-K may contain “forward-looking statements” concerning the Company’s goals, beliefs, expectations, strategies, objectives, plans, future operating results and underlying assumptions, and other statements that are not necessarily based on historical facts. Examples of these statements include, but are not limited to, statements regarding our expectation to contract management functions to Marriott, and our expectation to elect REIT status. Actual results may differ materially from those indicated in our forward-looking statements as a result of various important factors, including: conditions to closing the hotel management transfer may not be satisfied or waived; and we may fail to qualify as a REIT by January 1, 2013 or at all, and, if we do qualify as a REIT, we may be unable to maintain that qualification.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. Granite Hotel Properties, Inc. (“Granite”) and the Company have filed with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus which describes the Company’s plans to qualify as a REIT for federal income tax purposes following the consummation of the sale of the Gaylord Hotels brand and rights to manage the Company’s four Gaylord Hotels to Marriott and the contemplated merger of the Company with and into Granite to facilitate the REIT election. Notice of a special meeting and a definitive proxy statement/prospectus were mailed to the Company’s stockholders who held shares of the Company’s common stock as of August 8, 2012 on August 22, 2012. INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND REIT CONVERSION. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov or the Company’s website at www.gaylordentertainment.com. In addition, stockholders may obtain free copies of the documents by sending a written request to the Company’s Secretary at Gaylord Entertainment Company, One Gaylord Drive, Nashville, Tennessee 37214, or by calling the Secretary at (615) 316-6000.

Interests of Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger and REIT conversion. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 3, 2012 and February 24, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and REIT conversion is contained in the proxy statement/prospectus filed with the SEC.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press Release of Gaylord Entertainment Company dated September 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY

Date: September 14, 2012	By:	/s/ Carter R. Todd
	Name:	Carter R. Todd
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Press Release of Gaylord Entertainment Company dated September 14, 2012